Exhibit 10.2
AMENDMENT NO. 1
TO
SUPPORT AGREEMENT
          This AMENDMENT NO. 1 (this “Amendment”) to the Support Agreement, dated as of October 23, 2099 (the “Support Agreement”), by and among Builders FirstSource, Inc., a Delaware corporation (the “Company”), and each of the holders (including Permitted Transferees) of Second Priority Senior Secured Floating Rate Notes due 2012 of the Company, CUSIP No. 12008R-AB-3, signatory thereto (collectively, the “Holders”) is made and entered into as of the 2nd day of December, 2009, by and among the Company and the Requisite Holders, on behalf of the Holders. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Support Agreement.
          WHEREAS, pursuant to Section 8 of the Support Agreement, the Support Agreement may be amended, upon prior written consent of each of the Investors, by a writing signed by a duly authorized representative of each of the Company and the Requisite Holders; and
          WHEREAS, the Company and the Requisite Holders desire to amend the Support Agreement on the terms set forth herein; and
          WHEREAS, the Investors have consented in writing to the terms of this Amendment.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
     Section 1. Amendment to Section 4(a)(v). Section 4(a)(v) of the Support Agreement is hereby deleted and replaced in its entirety with the following:
     (v) Debt Exchange. At least ninety percent (90%) of the aggregate principal amount of outstanding Notes shall have been validly submitted for exchange in the Debt Exchange.
     Section 2. No Other Amendments to the Support Agreement.
          2.1 On and after the date hereof, each reference in the Support Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Support Agreement, as amended hereby, and each reference in the Support Agreement to the aggregate principal amount of the Notes on a Holder’s signature page to the Support Agreement shall mean and be a reference to the aggregate principal amount of the Notes on such Holder’s signature page to this Amendment. Notwithstanding the foregoing, references to the date of the Support Agreement, as amended hereby, shall in all instances continue to refer to October 23, 2009, and references to “the date hereof” and “the date of this Agreement” shall continue to refer to October 23, 2009.
          2.2 Except as otherwise expressly provided herein, all of the terms and conditions of the Support Agreement remain unchanged and continue in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Support Agreement or any of the documents referred to therein.
     Section 3. Effect of Amendment. This Amendment shall form a part of the Support Agreement for all purposes, and each party hereto and thereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Support Agreement shall be deemed a reference to the Support Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.
     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.
     Section 5. Counterparts. This Amendment may be executed in counterparts (including by facsimile), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     Section 6. Headings. The descriptive headings of the several sections of this Amendment were formulated, used and inserted in this Amendment for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
[SIGNATURE PAGE FOLLOWS]

2

          IN WITNESS WHEREOF, the parties have signed or caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President

[Signature Page to Amendment to Support Agreement]

REQUISITE HOLDERS FRASER SULLIVAN CLO I LTD.
WCAS Fraser Sullivan	By:	Fraser Sullivan Investment Management, LLC,
Investment Management, LLC		as Collateral Manager
400 Madison Avenue, Suite 9A
New York, New York 10017

	By:	/s/ John W. Fraser
		Name:	John W. Fraser
		Title:	Managing Partner

FRASER SULLIVAN CLO II LTD.
	By:	Fraser Sullivan Investment Management, LLC,
as Collateral Manager

	By:	/s/ John W. Fraser
		Name:	John W. Fraser
		Title:	Managing Partner

FRASER SULLIVAN CREDIT STRATEGIES FUNDING LTD.
	By:	Fraser Sullivan Investment Management, LLC,
as Collateral Manager

	By:	/s/ John W. Fraser
		Name:	John W. Fraser
		Title:	Managing Partner

Credit Opportunity Associates II LP
	By:	FSW Partners Management, LLC,
as Investment Manager

	By:	/s/ John W. Fraser
		Name:	John W. Fraser
		Title:	Manager

[Signature Page to Amendment to Support Agreement]

REGIMENT CAPITAL, LTD.
Regiment Capital Advisors, LP	By:	Regiment Capital Management, LLC
222 Berkeley Street, 12th Floor		as its Investment Advisor
Boston, Massachusetts 02116

	By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated
authority

	By:	/s/ Mark A. Brostowski
		Name:	Mark A. Brostowski
		Title:	Authorized Signatory

PRESIDENT & FELLOWS OF HARVARD COLLEGE
	By:	Regiment Capital Management, LLC
as its Investment Advisor

	By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated
authority

	By:	/s/ Mark A. Brostowski
		Name:	Mark A. Brostowski
		Title:	Authorized Signatory

XL INVESTMENT MANAGEMENT LTD
	By:	Regiment Capital Management, LLC
as its Investment Advisor

	By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated
authority

	By:	/s/ Mark A. Brostowski
		Name:	Mark A. Brostowski
		Title:	Authorized Signatory

[Signature Page to Amendment to Support Agreement]

DDJ Capital Management, LLC 130 Turner Street, Suite 600 Waltham, Massachusetts 02453	DDJ CAPITAL MANAGEMENT LLC on behalf of the Holders it manages and/or advises
	By:	/s/ James R. Kime
		Name:	James R. Kime
		Title:	Authorized Signatory

	By:	/s/ Theodore H. Wagenknecht
		Name:	Theodore H. Wagenknecht
		Title:	Authorized Signatory

[Signature Page to Amendment to Support Agreement]

Van Kampen Funds, Inc.	VAN KAMPEN SENIOR INCOME TRUST
1 Parkview Plaza, Suite 100	By:	Van Kampen Asset Management
Oakbrook Terrace, Illinois 60181

	By:	/s/ Gerard Fogarty
		Name:	Gerard Fogarty
		Title:	Vice President

VAN KAMPEN SENIOR LOAN FUND
	By:	Van Kampen Asset Management

	By:	/s/ Gerard Fogarty
		Name:	Gerard Fogarty
		Title:	Vice President

[Signature Page to Amendment to Support Agreement]

Whitebox Advisors LLC	WHITEBOX COMBINED PARTNERS, LP
3033 Excelsior Blvd., Suite 300	By:	Whitebox Combined Advisors, LLC, its
Minneapolis, Minnesota 55416		General Partner

	By:	Whitebox Advisors, LLC, its Managing
Member

	By:	/s/ Jonathan Wood
		Name:	Jonathan Wood
		Title:	Chief Operating Officer

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP
	By:	Whitebox Hedged High Yield Advisors, LLC,
its General Partner

	By:	Whitebox Advisors, LLC, its Managing
Member

	By:	/s/ Jonathan Wood
		Name:	Jonathan Wood
		Title:	Chief Operating Officer

PANDORA SELECT PARTNERS, LP
	By:	Pandora Select Advisors, LLC, its
General Partner

	By:	Whitebox Advisors, LLC, its Managing
Member

	By:	/s/ Jonathan Wood
		Name:	Jonathan Wood
		Title:	Chief Operating Officer

WHITEBOX SPECIAL OPPORTUNITIES FUND, LP — SERIES A
	By:	Whitebox Special Opportunities Advisors,
LLC, its General Partner

	By:	Whitebox Advisors, LLC, its Managing
Member

	By:	/s/ Jonathan Wood
		Name:	Jonathan Wood
		Title:	Chief Operating Officer

[Signature Page to Amendment to Support Agreement]